Exhibit 32.2
                                  ------------


                      Park City Group, Inc. & Subsidiaries
                            Certification Pursuant To
                 18 U.S.C. Section 1350, As Adopted Pursuant To
                  Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the quarterly Report of Park City Group, Inc. (the "Company") on form 10-QSB for the quarter ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Jensen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in the Report fairly  presents,  in all
              material   respects,   the  financial   condition  and  result  of
              operations of the Company.

Dated:   November 13, 2003


/s/ Peter Jensen
----------------
Peter Jensen
Chief Financial Officer